Business Acquisitions - Schedule of Fair Values Allocated to Each Class of Identifiable Assets in Carmen Knutsen Acquisition and Difference between Purchase Price and Net Assets Acquired (Parenthetical) (Detail) (USD $)
In Thousands, unless otherwise specified
6 Months Ended
Jun. 30, 2014
Business Combination Increase Decrease To Reflect Liabilities Acquired At Fair Value [Abstract]
Cash consideration paid to KNOT	$ 113,306
Purchase price adjustments	987
Total purchase consideration	$ 114,293